Rule 497(c)
                                                       Registration No. 33-75340

                                    [GRAPHIC]


PROSPECTUS  February 28, 2000

The Guinness Flight Wireless World Fund(TM) * (the "Fund") is a separate series of Guinness Flight Investment Funds (the "Guinness Flight Funds"). You will find specific information in this Prospectus about the Fund plus general information about investing in the Guinness Flight Funds. You may find additional information about the Fund in the Statement of Additional Information for the Guinness Flight Funds, which is incorporated by reference into this Prospectus. If you would like the separate prospectus that covers the other Guinness Flight Funds, please contact us.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed on whether the information in this Prospectus is accurate or complete. Anyone who indicates otherwise is committing a Federal crime.

WIRELESS WORLD FUND(TM)*

Risk Return Summary

Investment Objective
The Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of companies with substantial business interest in, or that will benefit from, a shift toward wireless communication.

Principal Investment Strategies
The Fund intends to invest at least 85% of its assets in companies with substantial interest in, or that may benefit from, a shift toward wireless communications. This would include telecommunications companies, hardware manufacturers, Internet companies, content providers and service companies that supply equipment, hardware, information or services via wireless communications devices.

The Fund intends to invest in a portfolio of 40 stocks that the manager believes represent the most attractive "wireless companies."

In evaluating and selecting companies for inclusion in the Fund the manager uses a `bottom up' process. This process places a premium on examining and selecting individual stocks based on their individual investment merits. The manager will be particularly interested in growth companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings and revenues. The manager will invest mainly in medium to large capitalization companies (companies with market capitalizations of more than U.S. $1 billion at the time of purchase) but will from time to time

-----------------------
* The Wireless World Fund is a trademark of Investec Guinness Flight Global Asset Management Limited and application for registration has been applied for.

invest in smaller capitalization issues (companies with market capitalizations of less than U.S. $1 billion at the time of purchase).

Temporary Defensive Investing. During unusual economic or business circumstances as determined by the manager, the Fund may adopt a temporary defensive position and invest a portion or all of its portfolio in Money Market Instruments. To the extent the Fund is invested in Money Market Instruments for defensive purposes the Fund's investment objective may not be achieved.

Principal Risks
The Fund is subject to the following risks common to all mutual funds that invest in equity securities and that invest in companies involved in the telecommunications, Internet or technology industries. You may lose money if any of the following occur:

o    The stock market declines in value;
o Telecommunications, technology or wireless services stocks decline in value;
o Telecommunications, technology or wireless services stocks fall out of favor with investors;
o Telecommunications, technology or wireless services companies in which the Fund invests lose money due to competitive business pressures or failure to keep pace with the rapid rate of technological change; or
o The Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

You should also be aware that the share prices of telecommunications, technology and wireless services companies fluctuate more than other stocks because these industries are subject to more rapid change in technology and products than stocks of companies in most other industries. Further, to the extent that the Fund invests in small companies there may be additional risks associated with such stocks. Stocks of small companies are more difficult to sell during market downturns due to lower liquidity. The Fund may exhibit a greater degree of volatility and fluctuation on a day-to-day basis than a more diversified fund.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as changes in interest rates, currency values, economic growth rates, savings rates, inflation rates as well as non-economic factors such as political events. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

The Fund is non-diversified which means that, compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

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

See "Risks of Investing" on page 5 for a more detailed discussion of the risks associated with investing in this Fund.

No bar chart or performance table is available because the Fund has not been in operation for a full calendar year.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases:                      0%
As a percentage of offering price
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load):                                  0%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions:                                            0%
--------------------------------------------------------------------------------
30-Day Redemption/Exchange Fee: (as % of amount redeemed,
  if applicable):                                                   1.00%(1)
--------------------------------------------------------------------------------
Exchange Fee                                                           0%
--------------------------------------------------------------------------------
Maximum Account Fee                                                    0%
--------------------------------------------------------------------------------

Annual Operating Expenses (Expenses that are deducted
  from Fund assets)
--------------------------------------------------------------------------------
Management Fee:                                                     1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee:                                              0%
--------------------------------------------------------------------------------
Other Expenses(2):                                                  0.75%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                               1.75%
--------------------------------------------------------------------------------

(1) You will be charged a 1% fee if you redeem or exchange shares of the Fund within 30 days of purchase. There is a $10 fee for redemption by wire.
(2)  These expenses are based on estimated amounts for the current fiscal year.

Example
This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:
o    you invest $10,000 in the Fund for the time periods indicated;
o    your investment has a 5% return each year;
o    the Fund's operating expenses remain the same; and
o    you redeem all your shares.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

                1 Year                                 3 Years
                ------                                 -------
                 $178                                    $551

Personal communications are in the process of moving from traditional "wired based" to wireless transmission. The mobile phone, which is the most obvious example, represents just the beginning of this shift. The growth in wireless communication is a result of advances in telecommunications and technology coupled with the explosive growth in Internet usage. In a wireless world a variety of products and services will be available to consumers that either are not available now or will be available in a much more convenient and time effective manner. Industries that may be able to provide enhanced wireless services include the automobile, banking, computer, entertainment, financial services, media, software, telecommunications, and transportation industries. The Fund is designed to allow investors a means to participate in this shift to wireless communication.

RISKS OF INVESTING

As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. You should consider the risks described below before you decide to invest in the Fund.

Risks of Investing in Mutual Funds
The following risks are common to all mutual funds and therefore apply to the
Fund:

o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.
o Manager Risk. Fund management affects Fund performance. The Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Investing in Small Cap Companies
The following risks are common to all mutual funds that invest in small capitalization companies (those with a market value of less than U.S. $1 billion), and therefore apply to the Fund to the extent it may invest in small cap stocks. As a general rule, investments in stock of small cap companies (those with a market value of less than U.S. $1 billion) are more risky than investments in the stock of larger companies (those with a market value of more than U.S. $1 billion) for the following reasons, among others:

o small cap companies tend to rely on more limited product lines and business activities, which makes them more susceptible to business setbacks or economic downturns;
o the stock of small cap companies may be traded less frequently than that of larger companies; and
o    small cap companies have more limited financial resources.

Risks of Investing in Foreign Securities

o Currency Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of the Fund.

o Foreign Issuer Risk. Compared to U. S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Risks of Investing in the Fund
The following risks apply to the Fund:

o Concentration. The Fund will invest in companies from a variety of sectors poised to benefit from a shift in personal communications (including telephone, the Internet and email) to wireless technology. Many of these companies may be telecommunications or technology related and as such the Fund may be concentrated in these companies. Such a concentration would cause the Fund to exhibit more volatility and fluctuation on a day-to-day basis than a more broadly diversified fund.

o Wireless Business Risk. Companies involved in providing wireless technology and services are competing in a rapidly changing business environment. As a result, the share price of companies involved in the delivery of wireless services will fluctuate to a greater degree than other stocks. Changes in telephone and communications regulations, anti-trust regulations and freedom of speech laws may have a material effect on the demand and business prospects for wireless services. Many of the products and services of these companies are subject to high risks of obsolesce caused by advances in science and technology.

GUINNESS FLIGHT FUNDS MANAGEMENT

Investment Advisor
Investec Guinness Flight Global Asset Management Limited ("Investec") is the Fund's investment advisor. Investec supervises all aspects of the Fund's operations and advises the Fund, subject to oversight by the Fund's Board of Trustees. For providing these services, the Fund pays Investec an annualized advisory fee of 1.00% as a percentage of average daily net assets.

Investec is a subsidiary of Investec Guinness Flight, which is a subsidiary of Investec Group Limited. Investec Guinness Flight was created in November 1998 through the merger of Guinness Flight Hambro Asset Management Limited and Investec Asset Management.

Investec Guinness Flight manages 105 investment funds domiciled in the United Kingdom, South Africa, Guernsey, Dublin and the United States. Investec Group, established in 1974, is an independent, international investment and private banking group. It was listed on the Johannesburg Stock Exchange in 1986 and is the largest independent investment banking group in South Africa.

The primary offices of Investec Guinness Flight are located in the U.K., South Africa, Hong Kong and the United States. The U.S. office of Investec is located at 225 S. Lake Ave., Ste. 777, Pasadena, CA 91101. Investec Guinness Flight's main office is located in London, England at 2 Gresham Street, London EC2V7QP. The Hong Kong office is located at 2108 Jardine House, One Connaught Place, Central, Hong Kong. Investec Group's main office is located at 100 Grayston Drive, Sandown, Sandton, Johannesburg, SA 2196, South Africa.

Portfolio Management

Nigel Dutson. Prior to joining Investec Asset Management in 1999, Mr. Dutson was affiliated with Schroder Investment Management where he managed 23 institutional accounts with a combined value of approximately (pound)2.2 billion. Mr. Dutson had specific responsibility for U.K. equity stock selection. From 1988 to 1996 Mr. Dutson was an Investment Analyst (U.S. Equities) and Investment Manager (Continental European Equities) at Hill Samuel Asset Management where he had specific responsibility for the Headline H.S. European Trust and offshore funds.

SHAREHOLDER GUIDE: YOUR ACCOUNT WITH GUINNESS FLIGHT FUNDS

Investment Minimums. The minimum initial investments are:

--------------------------------------------------------------------------------
Type of Account                                                        Minimum
--------------------------------------------------------------------------------
Regular (new investor)                                                 $2,500
--------------------------------------------------------------------------------
Regular (Guinness Flight Shareholders)                                 $1,000
--------------------------------------------------------------------------------
Retirement                                                             $1,000
--------------------------------------------------------------------------------
Gift                                                                     $250
--------------------------------------------------------------------------------
Pre-authorized  investment  plan (Initial and installment                $100
payments)
--------------------------------------------------------------------------------
Additional investments                                                   $250
--------------------------------------------------------------------------------

We may reduce or waive the minimum investment requirements in some cases.

Types of Accounts We Offer:

Regular-These accounts are taxable           Retirement-These accounts are
                                             generally nontaxable
o    Individual                              o    Roth IRA
o    Joint Tenant                            o    Regular IRA
o    UGMA/UTMA                               o    Rollover IRA
o    Trust                                   o    Roth Conversion
o    Corporate                               o    SEP IRA
                                             o    401 (k)
                                             o    403 (b)

How to Purchase, Exchange, and Sell Shares
The Transfer Agent is open from 8:00 a.m. to 6:00 p.m. Eastern Time for purchase, redemption and exchange orders. Shares will be purchased, exchanged and redeemed at NAV per share. The Fund's NAV per share is calculated by subtracting the Fund's liabilities from its assets and dividing by the total number of Fund shares outstanding. The Transfer Agent must receive your request by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) to receive the NAV of that day. If your request is received after the close of the New York Stock Exchange, it will be processed the next business day. The phone number you should call for account transaction requests is (800) 915-6566.

SSgA Money Market Fund
Guinness Flight Funds does not operate a money market fund; however you may exchange your shares of the Fund for SSgA Money Market Fund through Guinness Flight Funds. State Street Bank & Trust Co. advises the SSgA Money Market Fund. Their address is 225 Franklin Street, Boston MA 02110. You may request a SSgA Money Market Fund prospectus by calling (800) 915-6566.

How to Purchase Shares. You may purchase shares of the Fund by mail, wire or auto-buy. You may exchange your shares of the Fund for shares of another Guinness Flight Fund or the

SSgA Money Market Fund by mail or wire. A broker may charge you a transaction fee for making a purchase for you.


Mail (graphic): To purchase by mail, you should:
o    Complete and sign the account application
o To open a regular account, write a check payable to "Guinness Flight Investment Funds"
o To open a retirement account, write a check payable to the custodian or trustee
o Send your account application and check or exchange request to one of the following addresses:

For a Business reply envelope:                 For a stamped envelope:
Guinness Flight Investment Funds               Guinness Flight Investment Funds
P.O. Box 9288                                  P.O. Box 8116
Boston, MA 02205-8559                          Boston, MA 02266-8116

For an overnight package:
Boston Financial Data Services
ATTN: Guinness Flight Investment Funds
66 Brooks Drive
Braintree, MA 02184

Wire (graphic): To purchase by wire, call the Transfer Agent at (800) 915-6566 between 8:00 a.m. and 6:00 p.m. Eastern Time on a business day to get an account number and detailed instructions. You must then provide the Transfer Agent with a signed application within 10 business days of the initial purchase. Instruct your bank to send the wire to:

State Street Bank and Trust Company
ABA #0110 00028
Shareholder and Custody Services
DDA # 99050171
ATTN: [Your Name]
(Fund Account Number)

Pre-Authorized Investment Plan. With a pre-authorized investment plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase shares of the Fund. You will receive the NAV per share as of the date the debit is made.

Auto-Buy: You may purchase additional shares of the Fund by ACH (automated clearing house) after you elect the Auto-Buy option on your account. To elect the Auto-Buy option, select it on your account application or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH.

Subsequent Investments: If you are making an additional investment in the Fund, you should include either the stub from a previous confirmation statement or a letter providing your name and account number to ensure that the money is invested in your existing Guinness Flight account.

Purchase Order Cut-Off. We may cease taking purchase orders for the Fund at any time when we believe that it is in the best interest of our current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

How to Exchange and Redeem Shares. You may exchange or redeem shares by mail or telephone. When you exchange your shares of the Fund, you sell shares of the Fund and buy shares of another Guinness Flight Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange or redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared, which may take up to 15 calendar days. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.

Mail: To exchange or redeem by mail, please:
o    Provide your name and account number;
o    Specify the number of shares or dollar amount and your Fund name or number;
o To exchange shares, specify the name of the Fund (either another Guinness Flight Fund or the SSgA Money Market Fund) you want to purchase;
o Sign the redemption or exchange request (the signature must be the same as the one on your account application). Make sure all parties that are required by the account registration sign the request; and
o Send your request to the appropriate address above under purchasing by mail.

Telephone: You may redeem your shares of the Fund or exchange your shares of the Fund either in writing or by telephone if you authorized telephone redemption on your account application. To exchange or redeem by telephone, call the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 6:00 p.m. on a day the New York Stock Exchange is open for business. For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you. You will be notified if we refuse telephone redemption or exchange. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange request by mail or overnight courier.

Wire: You may have the proceeds of the redemption request wired to your bank account for redemptions of $500 or more. Please provide the name, location, ABA or bank routing number of your bank and your bank account number. Payment will be made within 3 business days after the Transfer Agent receives your written or telephone redemption request. There is a $10 fee for redemption by wire.

Systematic Withdrawal Plan: You may establish a systematic withdrawal plan where you have regular monthly or quarterly payments redeemed from your Guinness Flight Fund account and sent to either you or a third party you designate. Payments must be at least $100 and your Guinness Flight Fund must have an account value of at least $1,000. You will receive the NAV on the date of the scheduled withdrawal and will redeem enough full and fractional shares at that

NAV to equal the requested withdrawal. You may realize either a capital gain or loss on the withdrawals that must be reported for tax purposes. You may purchase additional shares of the Fund under this plan as long as the additional purchases are equal to at least one year's scheduled withdrawals.

Signature Guarantee. The redemption requests listed below require a signature guarantee. You can get a signature guarantee from certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notarization and acknowledgment by a notary public is not a signature guarantee.

o Redemptions by corporations, partnerships, trusts or other fiduciary accounts;
o Redemption of an account with a value of at least $50,000 if you are making the request in writing (if you have authorized telephone redemption on your account, you may redeem by telephone without a signature guarantee);
o Redemption of an account where proceeds are to be paid to someone other than the record owner; or
o Redemption of an account where the proceeds are to be sent to an address other than the record address.

Redemption Fee. You will be charged a redemption fee of 1% of the value of the shares being redeemed if you redeem your shares within 30 days of purchase.

Additional Exchange and Redemption Information:

o Small Accounts. To reduce our expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions. You will be given 30 days' prior written notice of this redemption. During that period, you may purchase additional shares to avoid the redemption.
o Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for the loss. This delay can be avoided by purchasing shares by wire or certified bank checks.
o Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to four.
o Overdraft Protection. We may borrow cash temporarily from an overdraft provision provided by the Transfer Agent to satisfy redemption requests.
o Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Finances

Net Asset Value. The NAV per share of the Fund is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. The NAV is calculated by 1) subtracting the Fund's liabilities from its assets and then 2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by or under the supervision of the Fund's officers under methods authorized by the Board of Trustees.

Dividends and Capital Gains Distributions. The Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends and capital gains for the Fund are normally declared and paid semi-annually, in June and December. When calculating the amount of capital gain for the Fund, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Your dividends and/or capital gains distributions will be automatically reinvested on the ex- dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Guinness Flight Fund. You may authorize either of these options by calling the Transfer Agent at (800) 915-6566 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend capital gains distribution.

Buying Before a Dividend. If you purchased shares of the Fund on or before a record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and represents, in substance, a return of basis (your cost); however you will be subject to Federal income taxes on this distribution.

Tax Issues. The following tax information is based on tax laws and regulations in effect on the date of this Prospectus. These laws and regulations are subject to change. Shareholders should consult a tax professional for the tax consequences of investing in the Fund as well as for information on state and local taxes which may apply. A statement that provides the Federal income tax status of the Fund's distributions will be sent to shareholders promptly at the end of each year.

o Distributions to Shareholders. Distributions to shareholders fall into two tax categories. The first category is ordinary income distributions. Ordinary income distributions are distributions of net investment income, which includes dividends, foreign currency gains and short-term capital gains. The second category of distribution is capital gains distributions. Capital gains distributions are distributions of the Fund's long-term capital gain it receives from selling stocks within its portfolio.
     Distributions from ordinary income and capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. You have to pay taxes on both distributions even though you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.

o Gain or Loss on Sale of Shares of the Fund. You will recognize either a gain or loss when you sell shares of your Fund. The gain or loss is the difference between the proceeds of the sale (the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long- term capital loss that can be used to offset short-term capital gains on those shares. If you sell shares of the Fund at a loss and repurchase shares of the Fund 30 days before or after the sale, a deduction for the loss is generally disallowed (a wash sale).

o Foreign Source Income and Withholding Taxes. Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

Distribution Plan. The Fund has adopted a Distribution Plan (distribution fee of 0%) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under this plan, no separate payments are authorized by the Fund. The Investment Advisor or the Administrator must use its fee revenues or other resources to pay the expenses of shareholder servicing and record keeping. The Investment Advisor or the Administrator may also make payments from these sources to third parties, including affiliates and independent contractors, for these types of services.

[back cover page]
Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi- Annual Reports. Additional information about the Fund's investment is available in the Fund's annual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information. To obtain a free copy of the Statement of Additional Information and annual and semi- annual reports or to make any other inquiries about the Fund, you may call Guinness Flight Funds at (800) 915-6566. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Website at http:// www.sec.gov. In addition, this information may be obtained for a fee by (1) writing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102, or (2) electronic request at the following e-mail address: publicinfo@sec.gov. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room. Finally, you may also call or write a broker-dealer or financial intermediary that sells our Funds for a copy of the Statement of Additional Information and other information.

Investment Company Act file no. 811-08360

                       STATEMENT OF ADDITIONAL INFORMATION

                        GUINNESS FLIGHT INVESTMENT FUNDS
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND

                       GUINNESS FLIGHT ASIA SMALL CAP FUND

                       GUINNESS FLIGHT MAINLAND CHINA FUND

                         GUINNESS FLIGHT NEW EUROPE FUND

                       GUINNESS FLIGHT WIRED(R) INDEX FUND

                   GUINNESS FLIGHT internet.com(TM) INDEX FUND

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                        GUINNESS FLIGHT NEW ECONOMY FUND

                       GUINNESS FLIGHT WIRELESS WORLD FUND


                This Statement of Additional Information (the "SAI") is not a prospectus, but should be read in conjunction with the current prospectus dated April 30, 1999, pursuant to which the Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund"), Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund"), Guinness Flight Mainland China Fund (the "Mainland China Fund"), Guinness Flight New Europe Fund (the "New Europe Fund"), Guinness Flight Wired(R) Index Fund (the "Wired Index Fund") and Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") are offered, in conjunction with the current prospectus dated July 15, 1999, pursuant to which Guinness Flight internet.com Index Fund (the "internet.com Index Fund") is offered, and in conjunction with the current prospectus dated February 28, 2000, pursuant to which a separate class of shares of The Wired Index Fund, Guinness Flight New Economy Fund (the "New Economy Fund") and Guinness Flight Wireless World Fund (the "Wireless World Fund") (each fund to which this SAI relates will be referred to as, collectively, the "Funds") are offered (each, a "Prospectus"). Please retain this document for future reference.

   For a free copy of any Prospectus, please call the Funds at 1-800-915-6565

GENERAL INFORMATION AND HISTORY.............................................. 3

INVESTMENT OBJECTIVE AND POLICIES............................................ 3

INVESTMENT STRATEGIES AND RISKS.............................................. 6

OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS................................16

INVESTMENT RESTRICTIONS AND POLICIES.........................................20

PORTFOLIO TRANSACTIONS.......................................................21

COMPUTATION OF NET ASSET VALUE...............................................22

PERFORMANCE INFORMATION......................................................23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................24

TAX MATTERS..................................................................25

MANAGEMENT OF THE FUNDS......................................................30

THE INVESTMENT ADVISER AND ADVISORY AGREEMENTS...............................32

THE ADMINISTRATOR............................................................34

ADMINISTRATION AGREEMENT, DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN.......34

DISTRIBUTION PLAN FOR THE CDSC CLASS OF THE WIRED INDEX FUND.................35

DESCRIPTION OF THE FUNDS.....................................................36

SHAREHOLDER REPORTS..........................................................36

FINANCIAL STATEMENTS.........................................................38

GENERAL INFORMATION..........................................................38

APPENDIX A...................................................................39

Dated:February 28, 2000

GENERAL INFORMATION AND HISTORY

                  Guinness Flight Investment Funds ("Guinness Flight Funds") was first organized as a Maryland Corporation on January 7, 1994 and converted to a Delaware business trust on April 28, 1997 as an open-end, series, management investment company. Currently, Guinness Flight Funds offers ten separate, non-diversified, series portfolios: the China & Hong Kong Fund, the Asia Blue Chip Fund, the Asia Small Cap Fund, the Mainland China Fund, the New Europe Fund, the Wired(R)(1) Index Fund, the internet.com Index Fund, the Global Government Bond Fund, the New Economy Fund and the Wireless World Fund, each of which has unique investment objectives and strategies.

                        INVESTMENT OBJECTIVE AND POLICIES

General Information about the Funds

                  The China & Hong Kong Fund's investment objective is long term capital appreciation primarily through investments in securities of China and Hong Kong. The Asia Blue Chip Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of well-established and sizable companies located in Asia. The Asia Small Cap Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of smaller capitalization issuers located in Asia. The Mainland China Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of companies which are located in Mainland China and in companies located outside Mainland China which have a significant part of their interests in China. The New Europe Fund's investment objective is long-term capital appreciation primarily through investments in the securities of companies that are either based in Europe or that conduct their primary business activities in Europe. The Wired Index Fund's investment objective is long-term capital appreciation primarily through investments in the equity securities of companies that comprise the Wired Index. The internet.com Index Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of companies that comprise the internet.com Index. The Global Government Bond Fund's investment objective is current income and capital appreciation through investments in government securities issued by governments throughout the world. The New Economy Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of New Economy companies. The Wireless World Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of companies with substantial business interest in, or that will benefit from, a shift toward wireless communication.

---------------------
(1) "Wired Index" is a service mark, and Wired (R) is a registered trademark of Advance Magazine Publishers, Inc. ("Advance"), used with the permission of Advance. Wired Magazine and Advance make no representation or warranty, express or implied, to Investec Guinness Flight Global Asset Management Limited or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Wired Index to track any aspect of market performance. Wired Magazine will continue to determine the composition of the Index without regard to Investec Guinness Flight Global Asset Management Limited or the Fund, and Wired Magazine has no obligation to take the needs of Investec Guinness Flight Global Asset Management Limited or investors in the Fund into consideration in determining or composing the Index. ADVANCE DOES NOT GUARANTEE THE QUALITY, ACCURACY, CURRENCY, AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. ADVANCE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY INVESTEC GUINNESS FLIGHT GLOBAL ASSET MANAGEMENT LIMITED, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIRED INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE FUND OR FOR ANY OTHER USE. ADVANCE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIRED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ADVANCE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The objective of each Fund is a fundamental policy and may not be changed except by a majority vote of shareholders.

                  In addition to the primary investment strategies set forth in the Prospectus dated April 30, 1999, each of the China & Hong Kong Fund, Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund and New Europe Fund may invest in investment grade debt securities and may also invest up to 5% of its net assets in options on equity securities and warrants, including those traded in the over-the-counter markets.

                  The Funds do not intend to employ leveraging techniques. Accordingly, no Fund will purchase new securities if amounts borrowed exceed 5% of its total assets at the time the loan is made.

                  The Funds may invest in Money Market Instruments in anticipation of investing cash positions. "Money Market Instruments" are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by Guinness Flight Funds' Board of Trustees; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While the Funds do not intend to limit the amount of their assets invested in Money Market Instruments, except to the extent believed necessary to achieve their investment objective, the Funds do not expect under normal market conditions to have a substantial portion of their assets invested in Money Market Instruments.

                  The following information concerning the Funds augments the disclosure provided in the Prospectus.

                  The China & Hong Kong Fund, Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund, New Europe Fund, Wired Index Fund, internet.com Index Fund, New Economy Fund and Wireless World Fund (the "Equity Funds")

                  Investec Guinness Flight Global Asset Management Limited ("Investec") does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or Investec has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by an Equity Fund.

                  An Equity Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as "Depository Receipts"). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Equity Funds' investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

                  Securities in which an Equity Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Equity Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Equity Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, they will be subject to such Equity Fund's investment restrictions on illiquid securities, discussed below.

                An Equity Fund, together with any of its "affiliated persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), may only purchase up to 3% of the total outstanding securities of any underlying investment company. Accordingly, when an Equity Fund or such "affiliated persons" hold shares of any of the underlying investment companies, such Fund's ability to invest fully in shares of those investment companies is restricted, and Investec must then, in some instances, select alternative investments that would not have been its first preference.

                There can be no assurance that appropriate investment companies will be available for investment. The Equity Funds do not intend to invest in such investment companies unless, in the judgment of Investec, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Global Government Bond Fund

                Global Government Bond Fund assets invested in foreign government securities will be invested in debt obligations and other fixed income securities, in each case denominated in U.S. currencies, non-U.S. currencies or composite currencies including:

                (1) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

                (2) debt obligations of supranational entities (described below); and

                (3) debt obligations of the United States Government issued in nondollar securities.

                In making international fixed income securities investments, Investec may consider, among other things, the relative growth and inflation rates of different countries. Investec may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. Investec may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

                The obligations of foreign governmental entities, including supranational issuers (described below), have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

                Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the InterAmerican Development

Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

                The Global Government Bond Fund may invest in United States Government Securities and in options, futures contracts and repurchase transactions with respect to such securities. The term "United States Government Securities" refers to debt securities denominated in United States dollars, issued or guaranteed by the United States Government, by various of its agencies, or by various instrumentalities established or sponsored by the United States Government. Certain of these obligations, including: (1) United States Treasury bills, notes, and bonds; (2) mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA"); and (3) Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other United States Government Securities issued or guaranteed by Federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the United States Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association Bonds.

                When purchasing United States Government Securities, Investec may take full advantage of the entire range of maturities of such securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending upon its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the Global Government Bond Fund invests in the mortgage market, Investec usually will evaluate, among other things, relevant economic data, environmental and security specific variables such as housing starts, coupon and age trends. To determine relative value among markets, Investec may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

                The Global Government Bond Fund may seek to increase its current income by writing covered call options with respect to some or all of the United States Government Securities held in its portfolio. In addition, the Global Government Bond Fund may at times, through the purchase of options on United States Government Securities, and the purchase and sale of futures contracts and related options with respect to United States Government Securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of the United States Government Securities owned by the Global Government Bond Fund or an increase in the price of such securities which the Global Government Bond Fund plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term United States Government Securities. Options on United States Government Securities and futures and related options are not considered United States Government Securities; accordingly, they have a different set of risks and features.

                The Global Government Bond Fund will not invest more than 5% of its net assets in initial margins or premiums for the futures and options. The Global Government Bond Fund will not invest more than 25% of its net assets in securities issued by a single foreign government, or in supranational entities as a group, nor invest more than 25% of its net assets in securities denominated in a single currency other than the U.S. Dollar, British Pound Sterling, Canadian Dollar, Euro, and Japanese Yen.


                         INVESTMENT STRATEGIES AND RISKS

Options and Futures Strategies

                Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Investec may at times seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund's current return.

                The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although the Funds will not enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by Investec to exist, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or
(vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent a Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although the Funds will only engage in options and futures transactions for limited purposes, such transactions involve certain risks. The Funds will not engage in options and futures transactions for leveraging purposes.

                Upon purchasing futures contracts of the type described above, the Funds will maintain in a segregated account with their Custodian cash or liquid high grade debt obligations with a value, marked-to-market daily, at least equal to the dollar amount of the Funds' purchase obligation, reduced by any amount maintained as margin. Similarly, upon writing a call option, the Funds will maintain in a segregated account with their Custodian, liquid or high grade debt instruments with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

Writing Covered Call Options on Securities

                Call options may be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Funds may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Investec believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

                A Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

                A Fund will receive a premium from writing a call option, which increases the writer's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

                A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

                Options written by the Funds will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market price of the underlying securities at the times the options are written. A Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, a Fund's gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and a Fund may or may not realize a loss.

                To the extent that a secondary market is available on the Exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

                A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit they might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

                A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Funds will reduce any profit they might have realized had they bought the underlying security at the time they purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

                The Equity Funds may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

                Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

                A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For example, the China & Hong Kong Fund may invest in Hang-Seng Index Futures. No physical delivery of securities is made.

                If Investec expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they want ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Equity Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, Investec expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Equity Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

                A Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

                A Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Funds do not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Funds will purchase securities upon termination of the futures contract.

                A Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the Funds will fall, thus reducing the net asset value of the holder. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to the Funds in the form of dealer spreads and brokerage commissions.

                The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Funds will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

                A Fund may write call options and purchase call and put options on stock index and interest rate futures contracts. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

                In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell foreign currencies or may deal in forward currency contracts. A Fund may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Funds will be covered.

                A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

                The Funds will write (sell) only covered call options on currency futures. This means that the Funds will provide for their obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. The Funds will, so long as they are obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Funds in cash, cash equivalents or other liquid securities in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

                If other methods of providing appropriate cover are developed, the Funds reserve the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

                In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

                A Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

                Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

                Also, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

                The Funds intend to write only covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund's custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its custodian or with a designated sub-custodian.

Forward Foreign Currency Exchange Contracts

                A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from variations in foreign exchange rates. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated ("cross-hedge"). If a Fund enters into a position hedging transaction, cash not available for investment or U.S. Government Securities or other high quality debt securities will be placed in a segregated account in an amount sufficient to cover the Fund's net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for a Fund than if it had not entered into such contracts.

                Generally, the Funds will not enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

                It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

                If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

                The Funds' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Investec. It also should be realized that this method of protecting the value of a Fund's portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

                The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

                In addition, futures contracts in which a Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.

                Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

                Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

                In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Forward Commitments

                The Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds will enter into such contracts with the intention of acquiring the securities, the Funds may dispose of a commitment prior to a settlement date if Investec deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Regulatory Matters

                In connection with its proposed futures and options transactions, each Fund will file with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act.

                The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

                         (i) sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

                         (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

                         (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

                         (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

                  In addition, the Funds are eligible for, and are claiming, exclusion from the definition of the term Commodity Pool Operator in connection with the operations of the Funds, in accordance with subparagraph (1) of paragraph (a) of CFTC Rule 4.5, because each Fund represents that it will operate in a manner such that:

                  (i) each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Commission Rule 1.3(z)(1); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), each Fund will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed five (5) percent of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in Commission Rule 190.01(x) may be excluded in computing such five (5) percent;

                  (ii) each Fund will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

                  (iii) each Fund will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Fund intends to engage; and

                  (iv) each Fund will submit to such special calls as the Commission may make to require the Fund to demonstrate compliance with the provisions of Commission Rule 4.5(c).

                  The Funds will conduct their purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Repurchase Agreements

                  A Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested. A Fund's risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, Investec will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Illiquid and Restricted Securities

                  The Funds have adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The Funds will not invest in illiquid securities if immediately after such investment more than 15% of a Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by a Fund over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered "restricted securities", the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Investec will determine the liquidity of Rule 144A securities under the supervision of the Funds' Board of Trustees. The liquidity of Rule 144A securities will be monitored by Guinness Flight, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

                  In reaching a liquidity decision, Investec will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


                  OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS

                  Investors should recognize that investing in securities of companies in emerging market countries involves certain special considerations and risk factors which are not typically associated with investing in securities of U.S. companies. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

                  The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.

                  With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the Funds' investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside the United States.

China Political Risks

                  The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

                  Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. As a result of such reform, the living standards of the 800 million rural workers have improved. Farm reform led to the doubling of China's farmers' incomes over the 1980's. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Special Economic Zones, five originally and over thirty today, were set up, providing tax advantages to foreign investors. Further, the Shenzhen and Shanghai Stock Exchanges have recently opened. Class "A" and Class "B" shares are traded on both exchanges. While only resident Chinese can purchase Class "A" shares, foreign investors (such as the Funds) can purchase Class "B" shares. Over the period 1978 to 1997, China's gross domestic product grew between 9% and 10% per annum. By 1995, China had become one of the world's major trading nations. The World Bank forecasts that China will have the world's largest economy by 2003.

                  In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Obviously, there are risks arising from Hong Kong's return to China under the "one country two systems" proposal. However, Hong Kong and China are interdependent; 70% of foreign investment in China is from Hong Kong and China has large shareholdings in Hong Kong companies. Investec believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Today, Hong Kong's stock market is one of the largest in the world and is highly liquid and extensively regulated.

                  Notwithstanding the beliefs of Investec, investors should realize that there are significant risks to investing in China and Hong Kong. The risks include:

                  (1) that political instability may arise as a result of indecisive leadership;

                  (2) that hard line Marxist Leninists might regain the political initiative;

                  (3) that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

                  (4) that the threat of armed conflict exists over the unresolved situation concerning Taiwan.

                  Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. The issue of "B" shares, "H" shares and "N" shares by Chinese companies and the ability to obtain a "back-door listing" through Red Chips is still regarded by the Chinese authorities as an experiment in economic reform. The reformist elements which now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in China. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Investec, however, believes that the process of reform has now gone too far to be easily reversed.

INVESTMENT IN CHINA AT PRESENT INVOLVES ABOVE AVERAGE RISK DUE TO A NUMBER OF SPECIAL FACTORS DESCRIBED HEREIN. INVESTMENT IN THE FUNDS SHOULD BE REGARDED AS LONG TERM IN NATURE. THE FUNDS ARE SUITABLE ONLY FOR THOSE INVESTORS WHO CAN AFFORD THE RISKS INVOLVED AND SHOULD CONSTITUTE ONLY A LIMITED PART OF AN INVESTOR'S PORTFOLIO. THE PRICE OF THE FUNDS MAY EXPERIENCE SIGNIFICANT FLUCTUATIONS.

Securities Market Risks

                  In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of the Funds' limitations on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, the Funds will endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable.

                  With regard to China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. In addition, the choice of investments available to the Funds will be severely limited as compared with the choice available in other markets due to the small but increasing number of "B" share, "H" share, "N" share and Red Chip issues currently available. There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of "B" shares, "H" shares, "N" shares and Red Chips available for investment. Shareholders are warned that this could lead to severe price volatility.

Small Capitalization Issuers

                  Investors should be aware that investments in small capitalization issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small capitalization issuers may be more volatile.

Interest Rate Fluctuations

                  Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities.

Governmental Credit Risk

                  The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other government with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

                  Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

                  With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

                  Further, Chinese companies are not required to follow international accounting standards. There are a number of differences between international accounting standards and accounting practice in China, including the valuation of property and other assets (in particular inventory and investments and provisions against debtors), accounting for depreciation, consolidation, deferred taxation and contingencies and the treatment of exchange differences. There may, therefore, be significant differences in the preparation of financial statements by accountants following Chinese accounting standards and practices when compared with those prepared in accordance with international accounting standards. All issuers of "B" shares, "H" shares, "N" shares and Red Chips are, however, required to produce accounts which are prepared in accordance with international accounting standards.

Additional Foreign Currency Considerations

                  The Funds' assets will be invested principally in securities of entities in foreign markets and substantially all of the income received by the Funds will be in foreign currencies. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund's performance.

                  Changes in foreign currency exchange rates also will affect the value of securities in the Funds' portfolios and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

                  A Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

                  Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specially authorized. See "Tax Matters" for an additional discussion concerning such investments. The Funds may invest in these investment funds; however, if the acquired investment fund is registered pursuant to the 1940 Act, then the acquiring Fund may not own
(i) more than three percent of the total outstanding voting stock of the acquired investment fund, (ii) securities issued by the acquired investment fund having an aggregate value of more than five percent of the total assets of the Fund, or (iii) securities issued by the acquired investment fund and all other registered investment funds having an aggregate value of more than 10 percent of the total assets of the Fund. If a Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. Investec has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

                  In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

                  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Year 2000 Risk

                  For the first few months of the Year 2000, the Funds, their service providers or the companies in which the Funds invest could be disrupted by problems in their systems related to the Year 2000.


                      INVESTMENT RESTRICTIONS AND POLICIES

                  Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of a Fund. As used in the Prospectus and Statement of Additional Information, the term "majority of the outstanding shares" of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The following are the Funds' investment restrictions set forth in their entirety. Investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Investment Restrictions

                  Each Fund may not:

                  1. Issue senior securities, except that a Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. A Fund may pledge its assets to secure such borrowings.

                  2. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

                  3. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

                  4. Make loans, except through repurchase agreements to the extent permitted under applicable law.

                  5. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

Investment Policies

                  Each Fund may not:

                  1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

                  2. Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

                  3. Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

                  Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.


                             PORTFOLIO TRANSACTIONS

                  All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Investec subject to the supervision of the Guinness Flight Funds and the Board of Trustees and pursuant to authority contained in the Investment Advisory Agreement between the Funds and Investec. In selecting brokers or dealers, Investec will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

                  In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to a Fund or to Investec for the Fund's use, which in the opinion of the Board of Trustees, are reasonable and necessary to the Fund's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to a Fund or to Investec. Such allocation shall be in such amounts as Guinness Flight Funds shall determine and Investec shall report regularly to Guinness Flight Funds who will in turn report to the Board of Trustees on the allocation of brokerage for such services.

                  The receipt of research from brokers or dealers may be useful to Investec in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Investec's other clients may be useful to Investec in carrying out its obligations to the Funds. The receipt of such research may not reduce Investec's normal independent research activities.

                  Investec is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds and is authorized to use the Funds' Distributor on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the over-the-counter market.

                  Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions provided Guinness Flight Funds determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Investec's overall responsibilities to a Fund.

                  It may happen that the same security will be held by other clients of Investec. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Investec to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

                  The portfolio turnover rate for the Global Government Bond Fund was 167% for the fiscal year ended 1998.


            Brokerage commissions paid by the Funds were as follows:

    Year Ended          Asia Blue         Asia Small     China & Hong Kong       Mainland         New Europe      Wired Index
   December 31,         Chip Fund          Cap Fund             Fund            China Fund           Fund            Fund
   ------------         ---------          --------             ----            ----------           ----            ----
       1998              $53,232             $340,342         $607,981            $88,875           $131(1)         $12,152(2)
       1997              $37,794           $1,271,036         $714,450            $18,313(3)
       1996              $23,303(4)          $204,067(4)      $736,492

The increase in Asia Small Cap Fund's brokerage commissions in 1997 is primarily due to volatile Asian equity markets in 1997.


                         COMPUTATION OF NET ASSET VALUE

                  The net asset value of the Funds is determined at 4:00 p.m. New York time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in a Fund's securities to affect materially the net asset value per share of the Fund. The Funds will be closed on New Years Day, Presidents' Day, Martin Luther King, Jr.'s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                  The Funds will invest in foreign securities, and as a result, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. Portfolio securities of a Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Funds.

----------------------

(1)    For the period 11/23/98 (commencement of operations) to 12/31/98.
(2)    For the period 12/15/98 (commencement of operations) to 12/31/98.
(3)    For the period 11/3/97 (commencement of operations) to 12/31/97.
(4)    For the period 4/29/96 (commencement of operations) to 12/31/96.

                  Money market instruments with less than sixty days remaining to maturity when acquired by the Funds will be valued on an amortized cost basis by the Funds, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board of Trustees determines during such 60 day period that this amortized cost value does not represent fair market value.

                  All liabilities incurred or accrued are deducted from a Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                             PERFORMANCE INFORMATION

                  For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                           P(1 + T)n = ERV

                  Where    P = a hypothetical initial payment of $1,000
                           T = average annual total return
                           n = number of years (1, 5 or 10)
                           ERV = ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

                In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

                A Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

                In addition to the total return quotations discussed above, a Fund may advertise its yield based on a 30 day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                     6
                                  YIELD =   2[(ab +1) 1]
                                                cd

     Where:              a =      dividends  and  interest   earned  during  the
                                  period.
                         b =      expenses   accrued  for  the  period  (net  of
                                  reimbursements).
                         c =      the average daily number of shares outstanding
                                  during  the  period  that  were   entitled  to
                                  receive dividends.
                         d =      the  maximum  offering  price per share on the
                                  last day of the period.

                Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30 day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

                Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                The annual compounded rate of total return for the one year period ended December 31, 1998 and the average annual compounded rate of total return from June 30, 1994 (inception) to December 31, 1998 for the China & Hong Kong Fund was -15.27% and 0.18%, respectively, and for the Global Government Bond Fund was 17.89% and 8.43%, respectively. The annual compounded rate of total return for the one-year period ended December 31, 1998 and the average annual compounded rate of total return from April 29, 1996 (inception) to December 31, 1998 for the Asia Blue Chip Fund was -11.78% and -18.91%, respectively, and for the Asia Small Cap Fund was -30.83 and -20.50%, respectively. The annual compounded rate of total return for the one year period ended December 31, 1998 and the average annual compounded rate of total return from November 3, 1997 (inception) to December 31, 1998 for the Mainland China Fund was -24.96% and -25.67%, respectively. For the 30 day period ended December 31, 1998, the Global Government Bond Fund's yield was 4.28%.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                The Funds have elected to be governed by Rule 18f-1 of the 1940 Act, under which a Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90 day period. Should any shareholder's redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. Each Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker authorized designee.

                                   TAX MATTERS

                The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

                Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

                In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.

                In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (as applicable, depending on the type of the Fund) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

                Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

                Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

                A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

                Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

                Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

                In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

                If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

                A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

                Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

                A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares.

                Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount.

                Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, a Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

                Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

                A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

                Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

                If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

                In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

                The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

                The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                             MANAGEMENT OF THE FUNDS

         The Board of Trustees manages the business and affairs of the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Funds. The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of the Funds are always subject to the investment objective of each Fund. The Board of Trustees supervises the day-to-day operations.

         The Board of Trustees and executive officers of the Funds, their principal occupations for the past five years and ages are listed below. The address of each Trustee is 225 South Lake Avenue, Suite 777, Pasadena, California, 91101.

Timothy W.N. Guinness (52) -- Trustee. Mr. Guinness has been the Chief Executive Officer and Joint Chairman of Investec Guinness Flight since August 1998. Previously, Mr. Guinness was the Chief Executive Officer of Guinness Flight Hambro Asset Management Limited, London, England.

James I. Fordwood* (53) -- Trustee. Mr. Fordwood is President of Balmacara Production Inc., an investment holding and management services company that he founded in 1987. Currently, Balmacara generally is responsible for the general accounts and banking functions for United States companies specializing in oil and gas operations.

Dr. Gunter Dufey* (60) -- Trustee. Dr. Dufey has been a member of the faculty of the Graduate School of Business Administration at the University of Michigan since 1969. His academic interests center on International Money and Capital Markets as well as on Financial Policy of Multinational Corporations. Outside of academia, he has been a member of the Board of Directors of GMAC Auto Receivables Corporation since 1992.

Dr. Bret A. Herscher* (42) -- Trustee. Dr. Herscher is President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community, which he co-founded in 1988. Additionally, Dr. Herscher has been a Director of Strawberry Tree Incorporated, a manufacturer of computer based Data Acquisition and Control products for factory and laboratory use, since 1989.

J. Brooks Reece, Jr.* (52) -- Trustee. Mr. Reece has been a Vice-President of Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, since 1993. Prior to becoming a Vice-President, he was the Manager of sales and marketing. In addition, Mr. Reece is the Vice-President and Director of

-------------------
*   Not an "interested person", as that term is defined by the 1940 Act.

Adcole Far East, Ltd., a subsidiary that manages Adcole sales and service throughout Asia. He has held this position since 1986.

James J. Atkinson, Jr. (42) -- President. Mr. Atkinson has been an executive Director of Investec Guinness Flight Global Asset Management Limited, based in Pasadena California, since November 1993.

Robert H. Wadsworth (60) -- Assistant Treasurer. 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018. President, Robert H. Wadsworth and Associates, Inc. (consultants) and Investment Company Administration, L.L.C. President and Treasurer, First Fund Distributors, Inc.

Eric M. Banhazl (42) -- Treasurer. 2020 East Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, Robert H. Wadsworth & Associates, Inc. (consultants) and Investment Company Administration, L.L.C. since March 1990; Formerly Vice President, Huntington Advisors, Inc. (investment advisor).

Steven J. Paggioli (49) -- Secretary. 915 Broadway, Suite 1605, New York, New York 10010. Executive Vice President, Robert H. Wadsworth & Associates, Inc. (consultant) and Investment Company Administration, L.L.C. Vice President and Secretary, First Fund Distributors, Inc.

Rita Dam (33) -- Assistant Treasurer. 2020 East Financial Way, Suite 100, Glendora, California 91741. Vice President, Investment Company Administration, L.L.C. since 1994. Member of the Financial Services Audit Group at Coopers & Lybrand, LLP from 1989-1994.

Robin Berger (42) -- Assistant Secretary. 915 Broadway Suite 1605, New York, New York, 10010. Vice President, Robert H. Wadsworth and Associates, Inc. since June 1993; Formerly Regulatory and compliance Coordinator, Equitable Capital Management, Inc. (1991-93).

                The table below illustrates the compensation paid to each Trustee for the Guinness Flight Funds' most recently completed fiscal year:

                           Aggregate            Pension or                                  Total  Compensation
                           Compensation from    Retirement Benefits    Estimated Annual     from Guinness Flight
Name of Person,            Guinness Flight      Accrued as Part of     Benefits Upon        Funds Paid to
Position                   Funds                Fund Expenses          Retirement           Trustees
--------------             -----------------    ------------------     ---------------      -------------------
Dr. Gunter Dufey            $10,000                  $0                     $0                   $10,000

James I. Fordwood           $10,000                  $0                     $0                   $10,000

Dr. Bret Herscher           $10,000                  $0                     $0                   $10,000

J. Brooks Reece, Jr.        $11,000                  $0                     $0                   $11,000

                As of the date of this Statement of Additional Information, to the best of the knowledge of the Guinness Flight Funds, the Board of Trustees and officers of the Funds, as a group, owned of record less than 1% of the Funds' outstanding shares.

                 THE INVESTMENT ADVISER AND ADVISORY AGREEMENTS

                Investec Guinness Flight Global Asset Management Limited ("Investec") furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the "Agreement"), Investec directs the investments of the Funds in accordance with the investment objectives, policies, and limitations provided in the Funds' Prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to Investec. Investec also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of Guinness Flight Funds other than those whose salaries and fees are paid by Guinness Flight Funds' administrator or distributor; and pays the salaries and fees of all Trustees of Guinness Flight Funds who are "interested persons" of Guinness Flight Funds or of Investec and of all personnel of Guinness Flight Funds or of Investec performing services relating to research, statistical and investment activities. Investec is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Fund's then current investment objective, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of Guinness Flight Funds' Board of Trustees.

                Investec performs (or arranges for the performance of) the following management and administrative services necessary for the operation of Guinness Flight Funds: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable;
(ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as an investment vehicle; and (iii) providing administrative services other than those provided by Guinness Flight Funds' administrator.

                Investec also furnishes such reports, evaluations, information or analyses to Guinness Flight Funds as Guinness Flight Funds' Board of Trustees may request from time to time or as Investec may deem to be desirable. Investec makes recommendations to Guinness Flight Funds' Board of Trustees with respect to Guinness Flight Funds' policies, and carries out such policies as are adopted by the Trustees. Investec, subject to review by the Board of Trustees, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreements.

                All other costs and expenses not expressly assumed by Investec under the Agreements or by the Administrator under the administration agreement between it and the Funds on behalf of the Funds shall be paid by the Funds from the assets of the Funds, including, but not limited to fees paid to Investec and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Trustees other than those affiliated with the adviser or the administrator, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Funds, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under Federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds' shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations which the Funds may have to indemnify the officers and Trustees with respect thereto.

                Expenses which are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Investec, from time to time, may voluntarily waive or defer all or a portion of its fees payable under the Agreement.

                The Agreement was approved by the Board of Trustees on June 3, 1998 and by the shareholders of the Funds on August 25, 1998 at a shareholder meeting called for that purpose. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board of Trustees and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Trustees or Investec may terminate the Agreement on 60 days' written notice without penalty. The Agreement terminates automatically in the event of its "assignment", as defined in the 1940 Act.

                As compensation for all services rendered under the Agreement, Investec will receive an annual fee, payable monthly, of 1.00% of the Asia Blue Chip Fund's, Asia Small Cap Fund's, China & Hong Kong Fund's, Mainland China Fund's and New Europe Fund's average daily net assets and .75% of the Global Government Bond Fund's average daily net assets. Investec will receive an annual fee of 0.90% of the Wired Index Fund's average daily net assets up to $100 million, 0.75% of average daily net assets between $100 and $500 million, and 0.60% of average daily net assets in excess of $500 million. Investec will receive an annual fee of 0.90% of the internet.com Index Fund's average daily net assets up to $100 million, 0.75% of average daily net assets between $100 and $500 million, and 0.60% of average daily net assets in excess of $500 million. Investec will receive an annual fee of 1.10% of the New Economy Fund's average daily net assets and an annual fee of 1.00% of the Wireless World Fund's average daily net assets.

Advisory fees and expense reimbursements/(recoupments) were as follows:

                                                Gross                Expenses
                                               Advisory            (Reimbursed)/
                                                 Fee                 Recouped

                                           -------------------------------------

Fiscal year ended December 31, 1998:            $72,318             ($140,722)

Asia Blue Chip Fund                             549,616              (181,002)

Asia Small Cap Fund                           1,986,087                     0

China & Hong Kong Fund                          140,740              (160,801)

Mainland China Fund                                 207                (1,814)

New Europe Fund(1)                                1,771                (1,214)

Wired Index Fund(2)                              71,106              (191,086)

Global Goverment Bond Fund

Fiscal year ended December 31, 1997:

Asia Blue Chip Fund                             $53,636             ($130,732)

Asia Small Cap Fund                           1,692,574                71,583

China & Hong Kong Fund                        2,958,500                     0

Mainland China Fund(3)                           15,705               (11,487)

Global Government Bond Fund                      58,063              (185,733)

Fiscal year ended December 31, 1996:

Asia Blue Chip Fund(4)                          $12,860              ($92,856)

Asia Small Cap Fund(4)                           62,680               (71,583)

China & Hong Kong Fund                        1,772,174               315,433

Global Government Bond Fund                      19,110              (176,407)

--------------------
(1)  For the period 11/23/98 (commencement of operations) to 12/31/98.
(2)  For the period 12/15/98 (commencement of operations) to 12/31/98.
(3)  For the period 11/3/97 (commencement of operations) to 12/31/97.
(4)  For the period 4/29/96 (commencement of operations) to 12/31/96.


                                THE ADMINISTRATOR

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. For its services, the Administrator receives a monthly fee equal to, on an annual basis, 0.25% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China Fund and $80,000 allocated based on average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund and Global Government Bond Fund.

Administration fees paid by the Funds were as follows:

   Year Ended       Asia Blue      Asia Small      China & Hong      Mainland      New Europe   Wired Index   Global Government
   December 31      Chip Fund       Cap Fund        Kong Fund       China Fund        Fund          Fund          Bond Fund
   -----------      ---------       --------        ---------       ----------        ----          ----          ---------
      1998           $18,079        $137,404         $496,522        $35,185       Waived(1)      Waived(2)       $23,702
      1997           $13,425        $424,336         $739,625        $ 3,926(3)                                   $19,733
      1996            13,424(4)       13,424(4)       443,043             --                                       27,122

--------------------
(1)  For the period 11/23/98 (commencement of operations) to 12/31/98.
(2)  For the period 12/15/98 (commencement of operations) to 12/31/98.
(3)  For the period 11/3/97 (commencement of operations) to 12/31/97.
(4)  For the period 4/29/96 (commencement of operations) to 12/31/96.

     ADMINISTRATION AGREEMENT, DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

                Guinness Flight Funds has entered into separate Administration and Distribution Agreements with respect to the Funds with Investment Company Administration, L.L.C. ("Administrator") and First Fund Distributors, Inc. ("Distributor"), respectively. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds' shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public. It is understood that the Administrator may reimburse the Distributor for these expenses from any source available to it, including the administration fee paid to the Administrator by the Funds.

                Except with respect to a separate class of shares of the Wired Index Fund (see below), the Funds will not make separate payments as a result of the Distribution Plan to Investec, the Administrator, Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to Investec and an administration fee to the Administrator. To the extent that any payments made by the Funds to Investec or the Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

                The Plan and related agreements were approved by the Board of Trustees including all of the "Qualified Trustees" (Trustees who are not "interested" persons of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board of Trustees (including the Qualified Trustees) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, Investec will report in writing to the Board of Trustees quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not "interested" persons of the Funds must be committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds' outstanding voting shares or by the Funds' Trustees and
(b) by the vote of a majority of the Qualified Trustees.


          DISTRIBUTION PLAN FOR THE CDSC CLASS OF THE WIRED INDEX FUND

                Guinness Flight Investment Funds has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for shares of the Wired Index Fund that are sold pursuant to a contingent deferred sales charge ("CDSC"). The Distribution Plan provides that the Wired Index Fund will pay First Fund Distributors, Inc. a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Wired Index Fund attributable to the Wired Index Fund's class of shares subject to a contingent deferred sales charge (the "CDSC Shares"). Rule 12b-1 fees may be used by First Fund Distributors, Inc. for payments to persons who provide support services in connection with the distribution of the CDSC Shares and any other expense primarily intended to result in the sale of CDSC Shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, continuing fees to each such salespersons and selling dealers and accruals for interest on the amount of any of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges received by First Fund Distributors, Inc.

                The amount of the Rule 12b-1 fees payable by the Wired Index Fund under the Plan is not related directly to expenses incurred by First Fund Distributors, Inc. and the Plan does not obligate the Wired Index Fund to reimburse First Fund Distributors, Inc. for such expenses. The fees set forth in the Plan will be paid by the Wired Index Fund to First Fund Distributors, Inc. unless and until the Plan is terminated or not renewed with respect to the Wired Index Fund; any distribution or service expenses incurred by First Fund Distributors, Inc. on behalf of the Wired Index Fund in excess of payments of the distribution fees specified above which First Fund Distributors, Inc. has accrued through the termination date are the sole responsibility and liability of First Fund Distributors, Inc. and not an obligation of the Wired Index Fund.

                The Plan for the CDSC Shares specifically recognizes that Investec, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of CDSC Shares. In addition, the Plan provides that Investec may use its resources, including fee revenues, to make payments to third parties that provide assistance in selling the CDSC Shares, or to third parties, including banks, that render shareholder support services.

                The Plan and related agreements for the CDSC Shares of the Wired Index Fund were approved by the Board of Trustees including all of the "Qualified Trustees" (Trustees who are not "interested" persons of the Wired Index Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board of Trustees (including the Qualified Trustees) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Wired Index Fund and its CDSC shareholders. The Plan may not be amended to increase materially the amount to be spent by the Wired Index Fund under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, Investec will report in writing to the Board of Trustees quarterly the amounts and purposes of such payments for services rendered to CDSC shareholders pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not "interested" persons of the Wired Index Fund must be committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Wired Index Fund's outstanding voting CDSC Shares or by the Wired Index Fund's Trustees and (b) by the vote of a majority of the Qualified Trustees.

                            DESCRIPTION OF THE FUNDS

                Shareholder and Trustees Liability. Each Fund is a series of Guinness Flight Funds, a Delaware business trust.

                The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to Guinness Flight Funds or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of Guinness Flight Funds; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to Guinness Flight Funds or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of Guinness Flight Funds. Guinness Flight Funds may advance money for expenses, provided that the Trustee undertakes to repay Guinness Flight Funds if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) Guinness Flight Funds is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Guinness Flight Funds' independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

                Voting Rights. Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the Prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

                               SHAREHOLDER REPORTS

                Shareholders will receive reports semiannually showing the investments of the Funds and other information. In addition, shareholders will receive annual financial statements audited by the Funds' independent accountants.

                 Principal Holders. As of February 28, 1999, principal holders owning 5% or more of the outstanding shares of the Fund as of record date are set forth below:

--------------------------------------------------------------------------------------------------------
Fund                           Shareholder Name & Address                % held as of February 28, 1999
--------------------------------------------------------------------------------------------------------
Asia Blue Chip Fund            Charles Schwab & Co. Inc.                            29.33%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94101-4122
--------------------------------------------------------------------------------------------------------
                               Donaldson Lufkin Jenrette                            13.45%
                               Securities Corporation Inc.
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------
Asia Small Cap Fund            Charles Schwab & Co. Inc.                            32.89%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------
China & Hong Kong Fund         Charles Schwab & Co. Inc.                            27.36%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------
Mainland China Fund            Charles Schwab & Co. Inc.                            21.34%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------
New Europe Fund                Charles Schwab & Co. Inc.                            13.43%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------
                               Guinness Flight Investment                           12.12%
                               Management
                               225 S. Lake Ave.
                               Pasadena, CA 91101-3005
--------------------------------------------------------------------------------------------------------
                               Robert G. Petrushka                                  9.12%
                               8181 Daventree Drive
                               Brecksville, OH 44141-1272
--------------------------------------------------------------------------------------------------------
Wired Index Fund               Charles Schwab & Co. Inc.                            42.96%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------
Global Government Bond Fund    Pegeon & Co.                                         49.40%
                               C/O Frost National Bank
                               P.O. Box 2479
                               San Antonio, TX 78298-2479
--------------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                            11.49%
                               Special Custody Account
                               The Exclusive Benefit of Customers
                               101 Montgomery St.
                               San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

                The audited statement of assets and liabilities and report thereon for the Funds for the year ended December 31, 1998 are incorporated by reference. The opinion of Ernst & Young LLP, independent accountants, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Ernst & Young LLP and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the Statement of Additional Information.


                               GENERAL INFORMATION

Independent Contractors: Investec Guinness Flight Global Asset Management Limited may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating net asset value, dividend posting and other administrative functions.

Transfer Agent. State Street Bank and Trust Company is the Transfer Agent for the Funds. The Transfer Agent provides record keeping and shareholder services. State Street is located at P.O. Box 1912, Boston, MA 02105.

Custodian. Investors Bank and Trust Company is the custodian for the Funds. The custodian holds the securities, cash and other assets of the Funds. Investors Bank and Trust is located at 200 Claredon Street, Boston, MA 02116.

Legal Counsel. Kramer Levin Naftalis & Frankel LLP serves as legal counsel for the Guinness Flight Funds and Investec Guinness Flight Global Asset Management Limited. Kramer Levin is located at 919 Third Avenue, New York, NY 10022.

Independent Accountants. Ernst & Young LLP audits the financial statements and financial highlights of the Funds and provides reports to the Board of Trustees. Ernst & Young is located at 725 South Figueroa Street, Suite 500, Los Angeles, CA 90017.

                                   APPENDIX A

Description of Moody's Investors Service, Inc.'s
Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

                         *Aaa:  Bonds  which are rated Aaa are  judged to be the
best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                         *Aa:  Bonds which are rated Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                         *A:  Bond  which  are rated A  possess  many  favorable
investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                         *Baa:  Bonds  which  are rated  Baa are  considered  as
medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         Note: Moody's applies numerical  modifiers,  1, 2 and 3
in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody's Commercial Paper Ratings:

                         Moody's  commercial  paper  ratings are opinions of the
ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

                         Issuers  rated  Prime1  or P1  (or  related  supporting
institutions) have a superior capacity for repayment of short-term promissory obligations. Prime1 or P1 repayment capacity will normally be evidenced by the following characteristics:

                                Leading market positions in well-established industries.

                                High rates of return on funds employed.

                                Conservative   capitalization   structures  with
                                moderate   reliance  on  debt  and  ample  asset
                                protection.

                                Broad  margins  in  earnings  coverage  of fixed
                                financial   charges  and  high   internal   cash
                                generation.

                                Well-established  access to a range of financial
                                markets   and  assured   sources  of   alternate
                                liquidity.

                         Issuers  rated  Prime2  or P2  (or  related  supporting
institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Description of Standard & Poor's Corporation's
Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

                         *AAA:  Debt rated AAA have the highest rating  assigned
by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

                         *AA:  Debt rated AA have a very strong  capacity to pay
interest; and repay principal and differ from the higher rated issues only in small degree.

                         *A: Debt rated A have a strong capacity to pay interest
and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                         *BBB: Debt rated BBB are regarded as having an adequate
capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                         Plus (+) or Minus (-):  The ratings  from AA to CCC may
be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         NR:  Bonds  may lack a S&P  rating  because  no  public
rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P's Commercial Paper Ratings:

                         S&P's commercial paper ratings are current  assessments
of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

                         A: Issues  assigned this highest rating are regarded as
having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                         A1:  This  designation  indicates  that the  degree  of
safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                         A2:  Capacity  for timely  payment on issues  with this
designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."